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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT



   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.
        Date of Report (Date of Earliest Event Reported) May 29, 1995
                                                         ------------

                          LILLIAN VERNON CORPORATION
                          --------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                   1-9637            13-2529859
- ----------------------------  ----------------  ----------------------
(State of Incorporation)      (Commission File    (I.R.S. Employer
                                  Number)         Identification No.)



               543 Main Street, New Rochelle, New York        10801
               --------------------------------------------  -------------
               (Address of principal executive offices)      (Zip Code)


      Registrant's telephone number including area code: (914) 576-6400
                                                         --------------





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ITEM 5. OTHER EVENTS

   Effective May 29, 1995, Stephen S. Marks resigned as the Registrant's President and Chief Operating Officer to pursue entrepreneurial opportunities. Lillian Vernon, the Registrant's Chairman and Chief Executive Officer, will assume Mr. Marks' responsibilities on an interim basis.

   Pursuant to a Severance Agreement entered into between the Registrant and Mr. Marks, the Registrant is obligated to pay Mr. Marks a severance amount of $314,500. In addition, options previously granted to Mr. Marks to purchase 80,000 shares of the Registrant's common stock at various prices, have been cancelled.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, herewith duly authorized.


                                        LILLIAN VERNON CORPORATION


Date: June 22, 1995                     By: /s/ Andrew Gregor
      -------------                     ------------------------------------
                                        Andrew Gregor, Vice President --
                                        Chief Financial Officer












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